UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2003

Apogent Technologies Inc.

(Exact name of Registrant as specified in its charter)

Wisconsin	1-11091	22-2849508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Penhallow Street Portsmouth, New Hampshire	03801
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:(603) 433-6131

Item 5.	Other Events and Regulation FD Disclosure

This Form 8-K/A is being filed solely to amend the original Form 8-K filed on May 13, 2003 to correct the audit period referenced in the opinion paragraph of the Independent Auditors’ Report in Exhibit 99.1. This Form 8-K/A does not reflect events occurring after the filing of the original Form 8-K, or modify or update the disclosures therein in any way other than as required to reflect the matter described above.

The amended exhibit is set forth in the pages attached hereto.

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

23.1	Auditor’s Consent dated October 24, 2003.

99.1	Consolidated Financial Statements and Notes thereto, including consolidated balance sheets as of September 30, 2002 and 2001, and the related consolidated statements of income, shareholders’ equity and cash flows as of and for each of the years in the three-year period ended September 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGENT TECHNOLOGIES INC. (Registrant)

Date: October 24, 2003	By:	/s/ Dennis B. Brown
Dennis B. Brown Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Auditor’s Consent dated October 24, 2003.

99.1	Consolidated Financial Statements and Notes thereto, including consolidated balance sheets as of September 30, 2002 and 2001, and the related consolidated statements of income, shareholders’ equity and cash flows as of and for each of the years in the three-year period ended September 30, 2002.